SMITH BREEDEN MUTUAL FUNDS









ANNUAL REPORTS

Smith Breeden Short Duration U.S. Government Series
Smith Breeden  Intermediate Duration U.S. Government Series
Smith Breeden Equity Plus Fund

March 31, 1997




May 8, 1997


Dear Fellow Shareholder:

Enclosed please find the annual report for the Smith Breeden Mutual Funds for the fiscal year ended March 31, 1997.

We are pleased to report that all three Smith Breeden Mutual Funds continue to maintain either four or five star ratings from Morningstar, indicative of strong risk-adjusted performance relative to their peers. As your funds celebrate their five-year anniversaries during 1997 (March 31 for the Short and Intermediate Series and June 30 for the Equity Plus Fund), you may have noticed an increase in their visibility in the financial press. The Funds' philosophy, management style and performance have been the subject of a number of articles, including a recent story in the May issue of Money magazine.

In an effort to make information more easily accessible to you, we have directed additional resources to our toll-free phone lines and introduced a Smith Breeden website. We hope you have a chance to visit the website at www.smithbreeden.com. The NAVs for all three funds are now listed daily in major newspapers such as The Wall Street Journal and The New York Times.

The recent stock and bond market volatility has caused many people to reassess their investment strategies. At the Smith Breeden Mutual Funds we endeavor to make investing simple by offering a small number of funds --each representing a distinct domestic asset class and risk level -- stocks, bonds, and cash. Whatever your risk tolerance or target asset allocation, Smith Breeden Mutual Funds offers sound investment alternatives to help achieve your goals.

The annual report begins with a discussion of each fund's performance. Please do not hesitate to call us if you have any questions about the information presented or if you have suggestions about how we might better serve you. We would like to thank the many shareholders who have paid us a compliment by either recommending Smith Breeden Mutual Funds to others or by entrusting us to manage a greater proportion of their investment dollars.

Thank you for your continued trust in the Smith Breeden Mutual Funds.

Sincerely,



Douglas T. Breeden					Michael J. Giarla
Chairman						President









SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
ANNUAL REPORT AND PERFORMANCE REVIEW



Performance Review

The Smith Breeden Short Duration U.S. Government Series provided a total return of 6.57% in the year ended March 31, 1997. The Series' return exceeded its benchmark, the six-month U.S. Treasury Bill, by a significant margin, 1.16%. Since the Series' inception, its return has exceeded that of its benchmark by 4.48%, and on an annualized basis by 0.74%. The graph below plots the Series' return versus both its benchmarks and the average return of Morningstar, Inc.'s Ultrashort Bond Fund category.


THE LINE GRAPH DETAILING PERFORMANCE VERSUS THE SHORT SERIES' INDEX ACCORDING TO ITEM 5a. OF FORM N1-A IS LOCATED HERE IN THE TEXT AND IS DESCRIBED BELOW IN ACCORDANCE WITH REG. 232.304 OF REGULATION S-T:

THE GRAPH DEPICTS THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHORT SERIES VERSUS THAT OF TWO BENCHMARKS, THE SIX MONTH US TREASURY BILL AND MORNINGSTAR INC.'S ULTRASHORT BOND FUND CATEGORY. FROM INCEPTION OF MARCH 31, 1992 THROUGH MARCH 31, 1997, AN INVESTMENT OF $10,000 IN THE SHORT SERIES WOULD HAVE GROWN TO $13,959, VERSUS $12,623 IN THE AVERAGE OF THE FUNDS IN THE ULTRASHORT CATEGORY AND VERSUS $12,610 IN THE SIX MONTH US TREASURY BILL.
SHORT SERIES AND MORNINGSTAR RETURNS ARE NET OF FEES AND SALES CHARGES; THE RETURN OF THE SIX MONTH US TREASURY DOES NOT REFLECT FEES OR TRANSACTION COSTS. THE ANNUALIZED ONE YEAR RETURN FOR THE SHORT SERIES IS 6.57%, ANNUALIZED THREE RETURN IS 6.03%, ANNUALIZED FIVE YEAR RETURN IS 5.48% AND ANNUALIZED RETURN FROM INCEPTION IS 5.48%. THE ANNUALIZED RETURNS FOR THE AVERAGE OF THE FUNDS
IN MORNINGSTAR'S ULTRASHORT BOND FUND CATEGORY ARE AS FOLLOWS: ONE YEAR 5.62%, THREE YEAR 5.17%, FIVE YEAR 4.77%, AND INCEPTION 4.77%. THE ANNUALIZED RETURNS FOR THE SIX MONTH US TREASURY ARE AS FOLLOWS: ONE YEAR 5.41%, THREE YEAR 5.46% FIVE YEAR 4.74%, AND INCEPTION 4.74%.



	The Series' outstanding performance for the fiscal year owes mostly to declines in interest rate volatility, both on a realized and an expected basis. Most of the Series' holdings are mortgage-backed securities (MBS), which perform better when volatility is low because investors have greater certainty about the timing of their cashflows. MBS cashflows are inherently uncertain, because homeowners change their refinancing behavior in response to changes in interest rates. When rates fall, refinancing activity rises; when rates rise, refinancing activity falls. Investors in MBS require a substantial yield premium over US Treasury securities, most of which is to compensate them for the uncertainty of MBS cashflows (in contrast, Treasury cashflows are fixed). When interest rate volatility is low, investors require less of a yield premium and MBS perform well relative to Treasury securities, as they have over the past year.


	The excellent return of the Series reflects more than just the good overall performance of the MBS market, however. We were able to add value in other ways as well, using three general techniques:

	(1) 	we raised and lowered the overall mortgage weight in response to short-term changes in the relative attractiveness of the MBS market;
	(2) 	we changed portfolio sector weights frequently as relative value changed, for example selling fixed-rate MBS to purchase adjustable-rate MBS;
and
	(3) 	we took advantage of opportunities to move within MBS
sectors, for example selling low-coupon fixed-rate MBS to purchase middle-coupon MBS. Smith Breeden's extensive coverage of the MBS market and our proprietary valuation models enabled us to make these portfolio adjustments in a timely and profitable fashion.

	Since the Series' holdings are very liquid, we are able to reposition the portfolio frequently to produce excess return. The transaction costs are small in relation to the advantage gained through the repositioning. This high-liquidity, actively-managed style does result in relatively high portfolio turnover, which totaled 556% for the year. Much of the turnover resulted from transactions among very similar securities, however. Selling a GNMA
7% passthrough to purchase a GNMA 8% passthrough creates "turnover," but the change in the portfolio's characteristics is much smaller than, for example, if a stock fund were to sell Ford stock to purchase Intel.

The Series' strong risk management discipline stood it in good stead during the fiscal year and will continue to do so in the months to come, which many expect to be fairly unpredictable, in both the fixed income and stock markets. As the Series' performance demonstrated not only over the past year but over its five-year history, our attention to risk management, combined with our skills in mortgage investing, have enabled the Series to provide steady, superior returns in rising and falling interest rate environments.



SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
SCHEDULE OF INVESTMENTS						      31-Mar-97


									                                                         Market
Face Amount	                Security						                        Value

	                	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 123.30 % FEDERAL HOME LOAN MORTGAGE CORP. - 34.22% *
		                FHLMC GOLD:
$23,728,869      	7.50%, due 7/01/24 to 6/01/27 ...............$  23,273,767
    944,252	     	8.00%, due 9/01/24 to 5/01/25...........           952,924
16,057,726	       8.50%, due 11/01/24 to 8/01/26 ...........      16,493,947

		                TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
                   (Cost $40,870,754 ) 	                    		    40,720,638

		                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.46% *

		                FNMA INTEREST ONLY **:
1,649,849	        9.00%, due 7/25/21 ............................... 543,088

 		               TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
			               (Cost $227,375)  			                              	543,088

		                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 88.11% *
	       	         GNMA ARM:
19,286,497	       5.00%, due 1/20/27 to 2/20/27 .......... .......18,658,334
20,600,000	       5.50%, due (a) ..........................  .....20,128,625
 2,985,894	       5.50%,  12/20/26...........................      2,948,412
12,901,392	       6.00%, due 2/20/27***......................     12,850,847
 4,500,000	       6.00%, due (a) ..................................4,462,031
 3,652,376	       6.50%, due 3/20/21 to 9/20/26 .............      3,705,068
 3,779,910	       7.125%, due 7/20/17 to 4/01/24 ..............    3,869,279

		                GNMA:
36,563,907	       8.00%, due 6/1/26 to 1/1/27.................    36,769,416
 1,349,922	       9.50%, due 7/15/09 to 4/15/25......... .....     1,450,502
		                TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
			               (Cost $105,238,843) 			                         104,842,514

                		U.S. GOVERNMENT OBLIGATIONS - 0.51%
	                	U.S. TREASURY BILL ****
   610,000	       5.39% and 5.02%, due 5/29/97 .................  ...	604,890
                		TOTAL U.S. GOVERNMENT OBLIGATIONS
 			              (Cost $604,767)...........		                        604,890

                 	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	 		              (Cost $146,941,739) .                    			    146,711,130

Notional Amount	  INTEREST RATE SWAP CONTRACTS - 1.81%

$20,000,000 	     Contract dated 6/22/93 with Prudential Global Funding,
		                Expires 6/22/98, pay rate 5.458% ..  ..............	212,603
 20,000,000	      Contract dated 8/31/93 with Salomon Swapco,
	                	Expires 8/30/00, pay rate 5.34% ..  ...............	884,505
 20,000,000	      Contract dated 12/2/93 with Morgan Guaranty Trust Company,
	                	Expires 12/2/00, pay rate 5.69%   .................	677,160
 40,000,000	      Contract dated 5/15/95 with Salomon Swapco,
		                Expires 5/15/05, pay rate 6.951%   ................	381,282

            		TOTAL INTEREST RATE SWAP CONTRACTS ..............     2,155,550


Notional                                                            Market
Amount		                        Security				                        Value

		             THREE MONTH LIBOR INTEREST RATE CAP CONTRACTS - 1.17%

$50,000,000	   Contract with Salomon Swapco, expires 4/23/03,
	             	Strike rate 7.50%................................  $1,393,000

		             TOTAL THREE-MO. LIBOR INTEREST RATE CAP CONTRACTS
		            	(Cost $1,585,644) ..			      1,393,000

Contracts	      OPTION CONTRACTS - 0.27%

130		          Call on 10 Year US Treasury Note futures, expires 5/97,
			            strike price $109 ..                       			          8,125
 50		          Call on 10 Year US Treasury Note futures, expires 5/97,
		            	strike price $111 			                                     781
100		          Call on 10 Year US Treasury Note futures, expires 5/97,
			            strike price $112	                          		          1,563
130		          Put on 10 Year US Treasury Note futures, expires 5/97,
			            strike price $105 .			                                 95,469
100		          Put on 10 Year US Treasury Note futures, expires 5/97,
			            strike price $106 .	                               			120,313
 50		          Put on 10 Year US Treasury Note futures, expires 5/97,
			            strike price $107 .                        			         92,187
		           TOTAL OPTION CONTRACTS (Cost $243,144) ...............  318,438
		           TOTAL INVESTMENTS- 126.55% (Cost $148,770,527) .....150,578,118

Face Amount	  REPURCHASE AGREEMENTS - 18.49%:
$22,000,000   	Morgan Stanley, 5.55% and 5.63%, due 4/01/97 and 4/3/97
	             		dated 3/25/97 and 3/27/97		                      $22,000,000
		           TOTAL REPURCHASE AGREEMENTS (Cost $22,000,000)...    22,000,000

            		REVERSE REPURCHASE AGREEMENTS - (10.08%):
12,000,000  	FHLMC, 6.60%, due 4/01/97 dated 3/31/97.........    (12,000,000)
		             TOTAL REVERSE REPURCHASE AGREEMENTS .........	    (12,000,000)

             	SHORT SALES - (17.06%)
21,106,250  	GNMA 6.5% due (a)................................   (20,301,875)

           		TOTAL SHORT SALES (Proceeds $20,350,000)........... (20,301,875)

            	OTHER LIABILITIES LESS CASH AND OTHER
			                                ASSETS - (17.90%).     			    (21,287,634)

		                                    NET ASSETS - 100.00%				   $118,988,609


* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 1997. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.

**     Represents an interest only stripped mortgage-backed security.

***    This security is held as collateral under a reverse repurchase agreement.

****   Security is segregated as collateral.

(a)    To be announced


Portfolio Abbreviations:
ARM     -   Adjustable-Rate Mortgage
FHLMC   -   Federal Home Loan Mortgage Corporation
FNMA    -   Federal National Mortgage Association
GNMA    -   Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
STATEMENT OF ASSETS AND LIABILITIES
								      31-Mar-97


ASSETS:
   Investments at market value (identified cost $148,770,527)
		 (Note 1)..		                                            			   $150,578,118
   Cash..............................................................	676,200
   Repurchase agreement (cost $22,000,000) (Note 1)............    22,000,000
   Receivables:
      Subscriptions............................................     1,152,765
      Interest.................................................       762,909
      Securities sold.........................................     80,444,418
        TOTAL ASSETS..........................................    255,614,410

LIABILITIES:
   Reverse repurchase agreement (Note 1).......................    12,000,000
   Short sales at market value  (Proceeds $20,350,000).........    20,301,875
   Payables:
      Variation margin on futures contracts (Note 2)............        9,191
      Redemptions................................. ..................	 20,470
      Distribution................................. .................	676,913
      Securities purchased....................................    103,345,618
      Swap interest...............................   ................	 72,393
      Due to adviser (Note 3)..................... ..........	         80,755
      Accrued expenses.......................................	        118,586
        TOTAL LIABILITIES.......................................  136,625,801

NET ASSETS:
   (Applicable to outstanding shares of 12,106,419
      unlimited number of shares of beneficial
      interest authorized; no stated par).....................   $118,988,609
   Net asset value, offering price and redemption
      price per share ($118,988,609/12,106,419)..  .................	  $9.83

SOURCE OF NET ASSETS:
   Paid in capital...............................................$124,434,880
   Overdistributed net investment income...........................  (676,914)
   Accumulated net realized loss on investments.................   (5,589,259)
   Net unrealized appreciation of investments, interest rate swaps,
   short sales and futures contracts.............     ...............	819,902
        NET ASSETS.............................................  $118,988,609


The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997



INVESTMENT INCOME:
   Interest and discount earned, net of premium
   amortization and interest
   expense (Note 1) ................................. $11,805,901

EXPENSES:
   Advisory fees (Note 3).............................. 1,417,921
   Accounting and pricing services fees....................69,655
   Custodian fees..........................................74,731
   Audit and tax preparation fees..........................57,500
   Legal fees..............................................65,580
   Amortization of organization expenses (Note 1).......... 9,548
   Transfer agent fees.....................................32,778
   Registration fees.......................................18,228
   Trustees fees and expenses.............................102,499
   Insurance...............................................22,309
   Other...................................................11,220
       TOTAL EXPENSES BEFORE REIMBURSEMENT..............1,881,969
       Expenses reimbursed by Adviser (Note 3)...........(301,998)
       NET EXPENSES.....................................1,579,971
       NET INVESTMENT INCOME ......................... 10,225,930

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments........................846,686
   Change in unrealized appreciation (depreciation)
   of investments, interest rate swaps,
   caps, and futures contracts............................1,887,652
   Net realized and unrealized gain on investments........2,734,338
   Net increase in net assets resulting from operations.$12,960,268


The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS



                                                      Year Ended	     Year Ended
	                                                     31-Mar-97	      31-Mar-96
OPERATIONS:
   Net investment income.............................$10,225,930    $15,412,781
   Net realized gain on investments....................  846,686      4,639,312
   Change in unrealized appreciation
   (depreciation) of investments,
   interest rate swaps, caps and futures contracts......1,887,652    (8,342,309)
   Net increase in net assets resulting from
   operations..........................................12,960,268    11,709,784

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income...............(10,225,930)  (15,412,781)
   Dividends in excess of net investment income..........(929,596)     (269,331)
   Total distributions......................... ......(11,155,526)  (15,682,112)

CAPITAL SHARE TRANSACTIONS:
   Shares sold........................................ 59,328,830    93,214,276
   Shares issued on reinvestment of distributions.......2,816,807     3,773,450
   Shares redeemed...................................(166,786,906)  (89,621,927)
   (Decrease) increase in net assets
    resulting from capital
    share transactions (a)..........................(104,641,269)    7,365,799
       TOTAL INCREASE (DECREASE) IN NET ASSETS......(102,836,527)    3,393,471

NET ASSETS:
   Beginning of year.................................221,825,136    218,431,665
   End of year......................................$118,988,609   $221,825,136

(a)  Transactions in capital shares were as follows:
        Shares sold.....................................6,065,723     9,500,348
        Shares issued on reinvestment of distributions....289,222	386,101
        Shares redeemed...............................(17,017,982)   (9,167,732)
        Net (decrease) increase ......................(10,663,037)	718,717
        Beginning balance .............................22,769,456    22,050,739
        Ending balance.................................12,106,419    22,769,456


The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN SHORT DURATION US GOVERNMENT SERIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 1997


	                                                              Year Ended
	                                                              31-Mar-97
Cash flows from operating activities:
   Net increase in net assets resulting from operations.......$12,960,268
   Net realized and unrealized gain on investments.........    (2,734,338)
     Net investment income.....................................10,225,930

Adjustments to reconcile net investment income
   to net cash provided by operating activities:
   Interest rate cap and interest-only strip amortization......   225,006
   Net paydown gains and losses................................... 34,366
   Decrease in interest receivable.     ...............	          793,222
   Increase in other assets............. ......................	   (9,643)
   Decrease in other liabilities.........   ...........	          (72,793)
     Net cash provided by operating activities................ 11,196,088

Cash flows from investing activities:
   Payments for futures variations....    .............	         (265,747)
   Proceeds from sales of long-term investments.. ..........  462,741,835
   Proceeds from sales of short-term investments..    .........	  508,493
   Proceeds from sales of options..................... 	          833,807
   Proceeds from maturities of short-term investments.....  2,076,065,225
   Proceeds from paydowns of long-term investments.........    12,247,008
   Purchases of long-term investments........................(352,732,116)
   Purchases of short-term investments.....................(2,099,153,718)
   Purchases of options......................................  (2,768,588)
     Net cash provided by investing activities................(97,476,199)

Cash flows from financing activities:
   Increase in collateralized borrowings......................11,000,000
   Proceeds from shares tendered........... ...........	      55,359,258
   Payments for shares redeemed...........................  (166,766,436)
   Dividends from net investment income.....  .........	      (7,661,806)
       Net cash used in financing activities............... (108,068,984)
       Net increase in cash...................  .......	        (603,303)

Cash at beginning of year.....       ..........................	  72,897
Cash at end of year.................. .................	        $676,200

Noncash financing activities:
   Market value of shares issued to stockholders
     through reinvestment of dividends....................... $2,816,807

Supplemental disclosure:
   Interest paid.................................................$61,491

The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES

FINANCIAL HIGHLIGHTS
The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

					 Year     Year        Year          Year        Year
                                        Ended    Ended        Ended         Ended       3/31/92 <F1>
                                       3/31/97   3/31/96     3/31/95       3/31/94      to 3/31/93
Net Asset Value, Beginning of Period    $9.74     $9.90       $9.90         $10.00         $10.00

 Income From Investment Operations
Net investment income..............      0.476     0.621       0.628          0.432         0.552
Net realized and unrealized
gain (loss) on investments.........      0.146    (0.148)          -         (0.07)         0.002
 Total from investment operations.       0.622     0.473       0.628          0.362         0.554

 Less Distributions
Dividends from net
investment income...................    (0.476)   (0.621)     (0.628)       (0.462)        (0.554)
Dividends in excess of
investment income....................   (0.056)   (0.012)          -             -              -
      Total distributions............   (0.532)   (0.633)      (0.628)	    (0.462)        (0.554)

Net Asset Value, End of Period.......    $9.83     $9.74       $9.90         $9.90        $10.00

Total Return ..........................  6.57%	    4.95%       6.58%         3.67%         5.67%

Ratios/Supplemental Data
Net assets, end of period.......    $118,988,609  $221,825,136 $218,431,665 $218,167,491 $48,531,206
Ratio of expenses to average net assets <F2> 0.78%     0.78%	   0.78%	0.78%	       0.78%
Ratio of net investment income to
average net assets <F3>...	 	    5.04%      6.29%	   6.33%	4.17%	       4.53%

<F1>
Commencement of operations.

<F2>
The annualized operating expense ratios prior to reimbursement of expenses by the Adviser were 0.93%, 0.93%, 0.92%, 1.00%, and
2.58% for the Short Duration U.S. Government Series for the years ended March 31, 1997, March 31, 1996, March 31, 1995, March 31,
1994, and the period ended 1993, respectively.  Through March 31, 1995, expense ratios include both the direct expenses of the Short
Duration U.S. Government Series, and the indirect expenses incurred through the Series' investment in the Short Duration U.S.
Government Fund (Note 1).

<F3>
The annualized net investment income ratios prior to reimbursement of both direct and indirect expenses by the Adviser were 4.90%,
6.13%, 6.18%, 3.95% and 2.73% for the Short Duration U.S. Government Series for the years ended March 31, 1997, March 31, 1996,
March 31, 1995, March 31, 1994, and the period ended March 31, 1993, respectively.

The accompanying notes are an integral part of these financial statements.



SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
NOTES TO FINANCIAL STATEMENTS


1.	SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Series Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company
Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Series (the "Short Series" or "Series") and the Smith Breeden Intermediate Duration U.S. Government Series ("Intermediate Duration Series"). Prior to April 1, 1995, the Short Series sought to achieve its investment objective by investing all of its assets in the Smith Breeden Short Duration U.S. Government Fund (the "Short Fund"), an open-end, diversified management investment company having the same investment objective as the Series. However, at the close of business on March 31, 1995, pursuant to a plan of liquidation adopted
March 1, 1995 by the Board of Trustees of the Short Fund, and approved by the Board of Trustees of the Short Series, the Short Series redeemed in-kind its shares of the Short Fund. The assets of the Short Fund were transferred in proportion to the Short Series' ownership of the Short Fund in cancellation of its shares.

A.	Security Valuation:  Securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with the procedures approved by the Board of Trustees.

B.	Repurchase Agreements:  Repurchase agreements may be entered into with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Funds' Board of Trustees. In a repurchase agreement, securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The custodian maintains control or custody of securities collateralizing repurchase agreements until maturity of the repurchase agreements. The value of the collateral will be monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the right to the collateral may be subject to legal proceedings.

C.	Reverse Repurchase Agreements:  A reverse repurchase agreement involves the sale of portfolio assets concurrently with an agreement to repurchase the same assets at a later date at a fixed price. Assets will be maintained in a segregated account with the custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.



NOTES TO FINANCIAL STATEMENTS (cont.)


D.	Dollar Roll Agreements:  A dollar roll is an agreement to sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a
specified future date.   During the roll period, principal and interest paid on
these securities are not received. Compensation under the dollar roll agreement is represented by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

E.	Distributions and Taxes:  Dividends to shareholders are recorded on the ex-dividend date. The Short Series intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Series of Federal income taxes. To so qualify, the Series intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1997, the Series had a net capital loss carryforward of $3,170,133 with $589 expiring on March 31, 2001, $75,461 expiring on March 31, 2002, $905,312 expiring on March 31, 2003,
$1,359,214  expiring on March 31, 2004, and $829,557 expiring on March
31, 2005.

F.	Determination of Gains or Losses on Sales of Securities:  Gains or
losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

G.	Deferred Organization Expenses:  Deferred organization expenses are being amortized on a straight-line basis over five years.

H.	Securities Transactions and Investment Income:  Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income
securities.   Discounts and premiums on securities purchased are amortized over the life of the respective securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2.	FINANCIAL INSTRUMENTS

Derivative Financial Instruments Held or Issued for Purposes other than
Trading: Interest rate futures, swap, cap and option contracts are used for risk management purposes in order to reduce fluctuations in net asset value relative to the Series' targeted option-adjusted duration.

A.	Futures Contracts:  Upon entering into a futures contract, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value is required to be deposited in a segregated account. Subsequent payments (variation margin) are made or received each day.
The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. A realized gain or loss is recognized when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



NOTES TO FINANCIAL STATEMENTS (cont.)


The Short Series had the following open futures contracts as of March 31, 1997:


Type	                   Notional 		   Expiration                Unrealized
                         Amount	        Position	Month		        Gain/(Loss)
5 Year Treasury	     $  22,400,000	       Long	  June, 1997	     $(432,132)
10 Year Treasury	       16,700,000	       Long	  June, 1997	      (405,658)
3 Month Eurodollar	     98,000,000	       Long	  September, 1997	 ( 41,779)
3 Month Eurodollar	    150,000,000	       Long	  June, 1997	      (133,425)
3 Month Eurodollar	    154,000,000	       Long	  March, 1998	      (25,443)
3 Month Eurodollar	     40,000,000	       Short	 March, 1999	          820
3 Month Eurodollar	     38,000,000	       Short	 March, 2000	          779
3 Month Eurodollar	     30,000,000	       Short	 March, 2001	          615
3 Month Eurodollar	     20,000,000	       Short	 March, 2002	          410
	                               		    Total                    $(1,035,813)

Futures transactions involve costs and may result in losses. The effective use of strategies using futures depends on the Series' ability to terminate futures positions at times when the Series' investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Series, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments to cover margin requirements for the open positions was $604,890.

B.	Interest Rate Swap Contracts:  The Fund may enter into over-the-
counter transactions swapping interest rates. Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest rate swaps do not involve the exchange of principal between the parties.
The Series' interest rate  swap contracts have been entered into on a net basis, i.e., the two payment streams are netted out, with the Short Series receiving or paying, as the case may be, only the net amount of the two payments. As of March 31, 1997, the Short Series had four open interest rate swap contracts. In each of the contracts, the Short Series has agreed to pay a fixed rate and receive a floating rate. The floating rate on the contracts resets quarterly and is the three month London Interbank Offered
Rate ("LIBOR"). Interest rate swap contracts will not be entered into unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's Corporation or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise acceptable to either agency) at the time of entering into such transaction. If there is a default by the other party to the swap transaction, the Short Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that interest rate swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default,
the Short Series will succeed in pursuing contractual remedies.   The Short
Series thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts.



NOTES TO FINANCIAL STATEMENTS (cont.)

The Short Series' interest payable on the interest rate swap contracts as of March 31, 1997 was $72,393, and swap contract interest receivable was $2,935. No collateral is required to be maintained on these contracts.

C.	Interest Rate Cap Contracts:  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Short Series had one interest rate cap contract open at March 31, 1997.

3.	TRANSACTIONS WITH AFFILIATES
Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Short Series with investment management services.

The Adviser has voluntarily agreed to reimburse normal business expenses of the Short Series through March 31, 1998 so that total direct and indirect operating expenses do not exceed 0.78% of its average net assets. This voluntary agreement may be terminated at any time by the Adviser in its sole discretion after March 31, 1998. The Adviser has also agreed to reduce its fees payable (to the extent of such fees) by the amount the Series' direct and indirect expenses would, absent the fee reduction, exceed the applicable expense limitations imposed by state securities administrators. For the year ended March 31, 1997, the Adviser received $1,417,921 in fees and reimbursed the Short Series $301,998.

Certain officers and trustees of the Fund are also officers and directors of the Adviser.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940
Act"),  the Series adopted, effective August 1, 1994, a Distribution and
Services Plan (the  "Plan").   The purpose of the Plan is to permit the Adviser
to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Short Series, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Adviser, out of the advisory fee paid to it by the Short Series, to dealers and other persons at the annual rate of up to 0.25% of the Short Series' average net assets, subject to the authority of the Trustees of the Short Series, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.



4.	INVESTMENT TRANSACTIONS
During the year ended March 31, 1997, purchases and proceeds from sales of securities, other than short-term investments, aggregated $1,226,155,709 and $1,357,342,232 respectively for the Series. The cost of the Short Series' securities for federal income tax purposes at March 31, 1997, is $148,770,527. Net unrealized appreciation of investments, short sales and futures contracts consists of:

	Gross unrealized appreciation		$   3,190,281
	Gross unrealized depreciation		   (2,370,379)
	Net unrealized appreciation		$       819,902


INDEPENDENT AUDITORS REPORT

The Board of Trustees and Shareholders,
Smith Breeden Short Duration U.S. Government Series of the Smith
Breeden Series Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Short
Duration U.S. Government Series of the Smith Breeden Series Fund as of March 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period March 31, 1992 (commencement of operations) to March 31,
1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Short Duration U.S. Government Series of the Smith
Breeden Series Fund as of March 31, 1997, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 12, 1997




SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
ANNUAL REPORT AND PERFORMANCE REVIEW


Performance Review

	The Smith Breeden Intermediate Duration U.S. Government Series
provided a total return of 5.92% in the year ending March 31, 1997.   The
Series' return exceeded that of its benchmark, the Salomon Brothers Mortgage Index by 0.03%. Since the Series' inception, its return has exceeded that of its benchmark by 2.60%, and on an annualized basis by 0.39%. The graph below plots the Series' return versus its benchmark, which as noted in the graph, changed effective January 1, 1994. The graph also shows the Series' return versus the average return of the Morningstar, Inc.'s Government Bond Mortgage fund category, of which the Intermediate Series was the number one performing fund over the five-year period ended March 31, 1997.

THE LINE GRAPH DETAILING PERFORMANCE VERSUS THE INTERMEDIATE SERIES' INDEX ACCORDING TO ITEM 5a. OF FORM N1-A IS LOCATED HERE IN THE TEXT AND IS DESCRIBED BELOW IN ACCORDANCE WITH REG 232.304 OF REGULATION S-T:

THE GRAPH DEPICTS THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE INTERMEDIATE SERIES VERSUS ITS STATED BENCHMARK AND VERSUS THE AVERAGE OF THE FUNDS IN MORNINGSTAR'S GOVERNMENT BOND MORTGAGE CATEGORY. FOR THE PERIOD FROM THE SERIES' INCEPTION MARCH 31, 1992 THROUGH DECEMBER 31, 1993, THE SERIES STATED BENCHMARK WAS THE FIVE YEAR US TREASURY AS TRACKED BY SALOMON BROTHERS, INC. AFTER DECEMBER 31, 1993, UPON APPROVAL OF A MAJORITY OF THE SHAREHOLDERS, THE SERIES' BENCHMARK WAS CHANGED TO THE SALOMON BROTHERS MORTGAGE INDEX.
THE SERIES' AVERAGE ANNUAL RETURN WAS 5.92% FOR THE ONE YEAR PERIOD, 7.21% FOR THE THREE YEAR PERIOD, 8.08% FOR THE FIVE YEAR PERIOD, AND 8.08% FOR THE PERIOD SINCE INCEPTION. THE AVERAGE ANNUAL RETURN OF THE STATED BENCHMARK WAS 5.89% FOR THE ONE YEAR PERIOD, 7.45% FOR THE THREE YEAR PERIOD, 7.69% FOR THE FIVE YEAR PERIOD, AND 7.69% FOR THE PERIOD FROM INCEPTION. THE AVERAGE ANNUAL RETURN OF THE AVERAGE OF THE FUNDS IN MORNINGSTAR'S GOVERNMENT BOND MORTGAGE CATEGORY WAS 4.78% FOR THE ONE YEAR PERIOD, 5.99% FOR THE THREE YEAR PERIOD, AND 6.01% FOR THE FIVE YEAR AND SINCE INCEPTION RETURNS.
FROM INCEPTION THROUGH MARCH 31, 1997, AN INVESTMENT
OF $10,000 IN THE INTERMEDIATE SERIES WOULD HAVE GROWN TO $14,748, VERSUS $14,486 IN ITS BENCHMARK, AND $13,389 IN THE AVERAGE OF THE FUNDS IN MORNINGSTAR'S GOVERNMENT BOND MORTGAGE CATEGORY.



	The Salomon Brothers Mortgage Index, and the Intermediate
Series, performed outstandingly well over the last twelve months. For the year, the Series' performance exceeded that of the five-year U.S. Treasury Note by 2.77% and the three-year Note by 1.22%. Compared to the Lehman Intermediate Aggregate Bond Index, the Series' performance was 0.69% ahead.






	The reason for the outstanding performance of mortgages relates mostly to declines in interest rate volatility, both on a realized and an expected basis. Mortgage-backed securities (MBS) perform better when volatility is low because investors have greater certainty about the timing of their cashflows. MBS cashflows are inherently uncertain, because homeowners change their refinancing behavior in response to changes in interest rates. When rates fall, refinancing activity rises; when rates rise, refinancing activity falls. Investors in MBS require a substantial yield premium over US Treasury securities, most of which is to compensate for the uncertainty of MBS cashflows (in contrast, Treasury cashflows are fixed). When interest rate volatility is low, investors require less of a yield premium and MBS perform well relative to Treasury securities, as they have over the past year.

	While the benchmark of the Intermediate Series is the Salomon
Brothers Mortgage Index ("SBMI"), the Series will invest in mortgages not included in the SBMI. In so doing, the Series seeks to generate excess returns, on a risk-adjusted basis, which after fund expenses, will contribute to the fund's incremental performance. As the Intermediate Series' moves in and out of different mortgage sectors, this can drive up the fund's portfolio turnover rate. The portfolio turnover rate for the fiscal year 1996 was 409%. However, since the Intermediate Series limits its investment in these sectors to those that are the most liquid and of AAA credit quality, transaction costs related to this portfolio turnover are relatively small.





SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
SCHEDULE OF INVESTMENTS 		31-Mar-97

		                                                          Market
Face Amount	           Security	                      			  		Value

		                  U.S. GOVERNMENT & AGENCY OBLIGATIONS - 113.17%
		                  FEDERAL HOME LOAN MORTGAGE CORP. - 43.24 % *
		                  FHLMC GOLD:
$14,500,000	        7.50%, due (a) ...................   $14,198,906
  2,089,955	        8.00%, due 9/01/24  to 10/19/24 .......2,116,804
		                 TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
		              	  (Cost $16,381,165)			     16,315,710

		                  FEDERAL NATIONAL MORTGAGE ASSOC. - 11.82% *
		                  FNMA:
  3,199,150	        7.00%, due 8/1/23 to 6/01/24 ......... 3,078,697
  1,282,714	        9.50%, due 7/01/16 to 5/01/22........  1,381,554
 		                 TOTAL FEDERAL NATIONAL MORTGAGE ASSOC.
			                 (Cost $4,282,274)             			      4,460,251

		                  GOVERNMENT NATIONAL MORTGAGE ASSOC. - 57.69% *
	                  	GNMA:
     59,603	        7.00%, due 3/15/26 .....................	 56,926
  9,241,972	        8.00%, due 11/15/06 to 12/15/26 ....   9,320,120
     		             GNMA ARM:
    990,000	        5.00%, due 3/20/27 ............. .......	957,230
  3,942,410	        5.50%, due 11/20/26 ...........		      3,889,964
  2,858,832	        6.00%, due 11/20/26 to 1/20/27...      2,848,303
    293,950	        6.88%, due 11/20/17  ....................300,234
  1,823,924	        6.50%, due 2/20/23 ................... 1,857,098
  2,479,666	        7.125%, due 8/20/17 to 4/20/22.........2,540,041
	                  	TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOC.
			                 (Cost $21,663,823)			                 21,769,916

                  		UNITED STATES TREASURY BILLS - 0.42% **
     160,000       	5.39%, due 5/29/97 ***................			158,660
		                  TOTAL UNITED STATES TREASURY BILLS
                    (Cost $158,612)	                         158,660
	                  	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
			                 (Cost $42,485,874) 	           		     42,704,537

Contracts	          OPTION CONTRACTS - 0.02%
10		                Call on 10 Year US Treasury Note futures, expires 5/97,
		                  strike price $109				                         625
10		                Call on 10 Year US Treasury Note futures, expires 5/97,
		                 	strike price $105                     				  7,343
		                  TOTAL OPTION CONTRACTS (Cost $9,778) ....	  7,968
		                  TOTAL INVESTMENTS
                    (Cost $42,495,652) - 113.19% ..        42,712,505

Face Amount	        REPURCHASE AGREEMENTS - 18.55%:
$7,000,000         	Morgan Stanley, 5.63%, due 4/3/97
                    dated 3/27/97 .                    .... 7,000,000
	                  	TOTAL REPURCHASE AGREEMENTS
                    (Cost $7,000,000).              ..      7,000,000
	                  	SHORT SALES - (7.36%)
 3,000,000	         GNMA 6.50%, due (a)....................(2,777,813)

                    TOTAL SHORT SALES
                    (Proceeds $2,836,992)..     .......     (2,777,813)
		     CASH AND OTHER ASSETS LESS LIABILITIES - (24.38%)    (9,199,167)
		     NET ASSETS - 100.00% ............................   $37,735,525


* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments.
     As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 1997. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.

** The interest rate shown is the discount rate paid at the time of purchase by the Fund.

*** Security is segregated as collateral.

(a)   To be announced

Portfolio Abbreviations:
ARM   - Adjustable-Rate Mortgage
FHLMC -  Federal Home Loan Mortgage Corporation
FNMA  - Federal National Mortgage Association
GNMA  -  Government National Mortgage Association

The accompanying notes are an integral part of these financial statements. 20


SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
STATEMENT OF ASSETS AND LIABILITIES
31-Mar-97



ASSETS:
   Investments at market value (identified cost $42,495,652)
	                                                (Note 1)						     $42,712,505
   Repurchase agreement (cost $7,000,000) (Note 1).............	      7,000,000
   Cash..........   ...............................................   2,270,462
   Receivables:
      Subscriptions.   .    ...........................................	  8,800
      Interest.........       ........................................		206,189
      Securities sold.........       ..........................	     12,215,707
   Deferred organization expenses (Note 1).       ..................	  	    757
        TOTAL ASSETS............................................     64,414,420

LIABILITIES:
   Short sales at market value  (Proceeds $2,836,992)...........      2,777,813
   Payables:
      Variation margin on futures contracts (Note 2).   ...............	  2,469
      Securities purchased........................................   23,738,701
      Distributions.....................................      .........	124,309
      Due to advisor (Note 3).................................   ......	 14,992
   Accrued expenses..............................................      	 20,611
        TOTAL LIABILITIES........................................    26,678,895

NET ASSETS:
   (Applicable to outstanding shares of 3,878,010;
      unlimited number of shares of beneficial
      interest authorized; no stated par)........................   $37,735,525
   Net asset value, offering price and redemption
      price per share ($37,735,525/3,878,010)    			  $9.73

SOURCE OF NET ASSETS:
   Paid in capital..............................................    $38,554,091
   Overdistributed net investment income........................       (124,309)
   Accumulated net realized loss on investments......................  (830,703)
   Net unrealized appreciation of investments...    ...................	136,446
        NET ASSETS.............................................	    $37,735,525


The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997



INVESTMENT INCOME:
   Interest and discount earned, net of premium amortization and interest expense (Note 1) ............................................. $2,632,266

EXPENSES:
   Advisory fees (Note 3) ...................... ..................	259,767
   Accounting and pricing services fees ...........................	 39,224
   Custodian fees .................................................	 21,512
   Audit & tax preparation fees .................        .........		 14,500
   Legal fees .....................................................	 10,251
   Amortization of organization expenses (Note 1) .................	  9,402
   Transfer agent fees ................................  ..........	 29,735
   Registration fees ..............................................	 20,200
   Trustees fees and expenses ......................... ...........	 13,324
   Insurance ......................................................	 10,541
   Other ..........................................................	  1,888
       TOTAL EXPENSES BEFORE REIMBURSEMENT ................	        430,344
       Expenses reimbursed by Adviser (Note 3) ..................  (101,379)
       NET EXPENSES ............................. .................	328,965
       NET INVESTMENT INCOME ..............................	      2,303,301

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments .  ............... ...........		(82,705)
   Change in unrealized appreciation of investments................	(93,993)
   Net realized and unrealized loss on investments ............... (176,698)
   Net increase in net assets resulting from operations ........ $2,126,603


The accompanying notes are an integral part of these financial statements.










SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS



	 				                                          	Year Ended 	 Year Ended
                                       	 					March 31, 1997   March 31, 1996
OPERATIONS:
   Net investment income.........................  $2,303,301	   $2,369,671
   Net realized (loss) gain on investments.......     (82,705)    1,227,064
   Change in unrealized appreciation (depreciation)
  	of investments.............		                      (93,993)	     (257,447)
   Net increase in net assets resulting from
	  operations............			                        2,126,603	    3,339,288

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income........	   (2,260,030)	   (2,358,436)
   Distributions from net realized gains on
  	investments...                         ...			     (943,662)	     (367,107)
   Total distributions......................       (3,203,692)	   (2,725,543)

CAPITAL SHARE TRANSACTIONS:
   Shares sold.... ............................	    1,730,791	    1,030,079
   Shares issued on reinvestment of distributions     935,335	      702,855
   Shares redeemed. ...........................	     (300,452)	    (697,235)
   Increase in net assets resulting from capital
	share transactions(a).                  ....	 	    2,365,674	    1,035,699
       TOTAL INCREASE IN NET ASSETS...........	     1,288,585	    1,649,444

NET ASSETS:
   Beginning of year...  ......................	   36,446,940	   34,797,496
   End of year...........  ....................	  $37,735,525 	  $36,446,940

(a)  Transactions in capital shares were as follows:
        Shares sold........ ...................	      174,344	      100,992
        Shares issued on reinvestment of
		distributions..............               ...	       94,439	       69,235
        Shares redeemed..................... .	      (30,101)	      (69,182)
        Net increase......................... .	      238,682	      101,045
        Beginning balance ................... .	    3,639,328	    3,538,283
        Ending balance ........................	    3,878,010	    3,639,328



The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN INTERMEDIATE DURATION US GOVERNMENT SERIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 1997


                                                       								     Year Ended
                                                       								      31-Mar-97
Cash flows from operating activities:
   Net increase in net assets resulting from operations.......	     $2,126,603
   Net realized and unrealized loss on investments............	        176,698
     Net investment income....................................	      2,303,301

Adjustments to reconcile net investment income
   to net cash provided by operating activities:
   Net paydown gains and losses........................................(37,392)
   Decrease in interest receivable....................................	 53,993
   Decrease in other assets...........................................	 18,904
   Decrease in other liabilities......................................	(14,677)
     Net cash provided by operating activities... ............	      2,324,129

Cash flows from investing activities:
   Payments for futures variations.        ..........................		(60,974)
   Proceeds from sales of long-term investments.......	             56,055,128
   Proceeds from sales of short-term investments.....................  159,527
   Proceeds from sales of options................ ....................	  5,223
   Proceeds from maturities of short-term investments..............232,680,862
   Proceeds from paydowns of long-term investments...............    3,435,588
   Purchases of long-term investments........................      (51,848,780)
   Purchases of short-term investments........................	   (239,832,318)
   Purchases of options.......................................	       (102,279)
     Net cash provided by investing activities................	        491,977

Cash flows from financing activities:
   Proceeds from  shares tendered.....................................1,721,991
   Payments for  shares redeemed.......................................(300,452)
   Dividends from net investment income and
   realized gains on investments.....................................(2,279,430)
       Net cash used in financing activities...........................(857,891)
       Net increase in cash....................................	      1,958,215

Cash at beginning of year.............................................	312,247
Cash at end of year..............................................    $2,270,462

Noncash financing activities:
   Market value of shares issued to stockholders
     through reinvestment of dividends...............................  $935,335

Supplemental disclosure:
   Interest paid..................................................     $  3,079



The accompanying notes are an integral part of these financial statements.



SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
FINANCIAL HIGHLIGHTS


The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

			                                                              Year	     Year	      Year	    Year        Period
			                                                             Ended	     Ended      Ended	   Ended     3/31/92 <F3>
	  		                                                           3/31/97    3/31/96    3/31/95       3/31/94      to 3/31/93
Net Asset Value,
  Beginning of Period                                             $10.01 	 $9.83     $10.01         $10.62 	  $10.00

  Income From Investment Operations
  Net investment income............................................0.599	  0.66	    0.664	    1.05	    0.826
  Net realized and unrealized (loss) gain on investments..........(0.024)	  0.277	   (0.049)          (0.601)	    0.621
      Total from investment operations.............................0.575	  0.937	    0.615	    0.449	    1.447

  Less Distributions
  Dividends from net investment income............................(0.604)	 (0.656)     (0.664)	    (1.044)	  (0.826)
  Dividends in excess of net investment income......................-	            -	     (0.108)    	-	     -
  Distributions from net realized gains on investments............(0.251)	 (0.101)	-	    (0.015)          -
  Distributions in excess of net realized gains on investments......-	            -	     (0.022)	       -	     -
      Total distributions........................................ (0.855)	 (0.757)     (0.794)	    (1.059)	  (0.826)

Net Asset Value, End of Period....................................$9.73 	$10.01 	      $9.83 	   $10.01 	  $10.62

Total Return.......................................................5.92%	  9.69%	      6.10%	     4.11%	   14.93%

Ratios/Supplemental Data
  Net assets, end of period......................................$37,735,525   $36,446,940   $34,797,496   $6,779,666    $2,923,913
  Ratio of expenses to average net assets <F1>.......................0.88%	  0.90%	       0.90%	      0.90%	    0.82%
  Ratio of net investment income to average net assets <F2>..........6.19%	  6.49%	       6.20%	      7.74%	    8.18%
  Portfolio turnover rate..........................................  409%	   193%	        557%	        84%	      42%

<F1>
(1)The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 1.16%, 1.14%,
2.33%, 2.34%, and 17.52% for the years ended March 31, 1997, March 31, 1996, March 31, 1995 and March 31, 1994 and for the
period ended March 31, 1993, respectively.  Through August 1, 1994, expense ratios include both the direct expenses of the Intermediate Duration U.S. Government Series, and the indirect expenses incurred through the Series' investment in the Institutional Intermediate Duration U.S. Government Fund (Note 5).

<F2>
(2) The annualized ratio of net investment income to average net assets prior to reimbursement of both direct and indirect expenses by the Advisor was 6.26%, 4.77%, 6.30% and (8.52)% for the years ended March 31, 1997, March 31, 1996, March 31, 1995 and March 31,
1994, and for the period March 31, 1993, respectively.

<F3>
(3) Commencement of operations.

The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN INTERMEDIATE DURATION U.S.
GOVERNMENT SERIES
NOTES TO FINANCIAL STATEMENTS

1.	SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Series Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company
Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Series and the Smith Breeden Intermediate Duration U.S. Government Series ("Intermediate Series" or "Series"). The following is a summary of significant accounting policies consistently followed by the Intermediate Series.

A.	Security Valuation:  Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B.	Distributions and Taxes:  Dividends to shareholders are recorded on the ex-dividend date. The Intermediate Series intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Series of Federal income taxes. To so qualify, the Series intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1997, the Series had no capital loss carryforward.

C.	Repurchase Agreements: The Intermediate Series may enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Series' Board of Trustees. In a repurchase agreement, the Series acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Intermediate Series' custodian maintains control or custody of these securities collateralizing the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Series' right to the collateral may be subject to legal proceedings.

D.	Reverse Repurchase Agreements:  A reverse repurchase agreement involves the sale by the Intermediate Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. The Series will maintain a segregated account with its custodian which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of


NOTES TO FINANCIAL STATEMENTS (cont.)


the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

E.	Dollar Roll Agreements:  The Intermediate Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on these securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

F.	Determination Of Gains Or Losses On Sales Of Securities:  Gains
or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

G.	Deferred Organizational Expenses:  Deferred organizational
expenses are being amortized on a straight-line basis over five periods.

H.	Securities Transactions and Investment Income:  Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2.	FINANCIAL INSTRUMENTS

A.	Derivative Financial Instruments Held or Issued for Purposes
other than Trading:
The Intermediate Series uses interest rate futures contracts for risk management purposes in order to reduce fluctuation of the Series' net asset value relative to its targeted option-adjusted duration. Upon entering into a futures contract, the Series is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Series each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



NOTES TO FINANCIAL STATEMENTS (cont.)


The Intermediate Series had the following open futures contracts as of March31, 1997:

Type	               Notionanal   Position   Expiration       Unrealized
	                      Amount                  Month	       Gain/ (Loss)
5 Year  Treasury     $1,500,000	   Long      June, 1997    $    32,817
10 Year Treasury      3,200,000	   Long      June, 1997       (106,769)
		   Total	                                                $  (139,586)

Futures transactions involve costs and may result in losses. The effective use of futures strategies depends on the Series' ability to terminate futures positions at times when the Series' investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Series, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1997 was $158,660.

3.	INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS WITH AFFILIATES
Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Series with investment management services. As compensation for these services, the Intermediate Series pays the Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Series' average daily net asset value.

The Adviser has voluntarily agreed to reduce or otherwise limit other expenses of the Intermediate Series (excluding advisory fees and litigation, indemnification and other extraordinary expenses) to 0.88% of the Series' average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion. The Adviser has agreed to reduce the fees payable (to the extent of such fees) by the amount the Series' expenses would, absent the fee reduction, exceed the applicable expense limitations imposed by state securities administrators. For the year ended March 31, 1997, the Adviser received fees of $259,767 and reimbursed the Series $101,379.



NOTES TO FINANCIAL STATEMENTS (cont.)


Effective August 1, 1994, the Series adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Series, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons.

The Plan provides for payments by the Adviser, out of its advisory fee, to dealers and other persons at the annual rate of up to 0.25% of the Intermediate Series' average net assets subject to the authority of the Trustees of the Series to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Series are also officers and directors of the Adviser.

4.	INVESTMENT TRANSACTIONS
During the year ended March 31, 1997, purchases and proceeds from sales of securities, other than short-term investments, aggregated $174,835,826 and $180,397,654, respectively. The purchases and proceeds shown above do not include dollar roll agreements which are considered borrowings by the Intermediate Series. The cost of securities for federal income tax purposes is $42,495,652. Net unrealized appreciation of investments, short sales and futures contracts consists of:

		Gross unrealized appreciation 		$   431,474
		Gross unrealized depreciation 		   (295,028)
		Net unrealized appreciation 	  	$   136,446



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Smith Breeden Intermediate Duration U.S. Government Series of the
Smith Breeden Series Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Intermediate Duration U.S. Government Series of the Smith Breeden Series Fund as of
March 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period March
31, 1992 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Intermediate Duration U.S. Government Series of the
Smith Breeden Series Fund as of March 31, 1997, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 12, 1997



Smith Breeden Equity Plus Fund Annual Report and Performance
Review

Performance Review

	The Smith Breeden Equity Plus Fund provided a total return of
21.41% in the year ending March 31, 1997.   The Fund's return exceeded
the 19.84% return of its benchmark, the S&P 500 Index, by 1.57%. Since the Fund's inception on June 30, 1992, its return has exceeded that of its benchmark by 14.22%, and on an annualized basis by 1.62%. The graph below plots the Fund's return versus its benchmark and versus the average return of Morningstar Inc.'s Growth and Income fund category.



THE LINE GRAPH DETAILING PERFORMANCE VERSUS THE EQUITY PLUS' INDEX ACCORDING TO ITEM 5a. OF FORM N1-A IS LOCATED HERE IN THE TEXT AND IS DESCRIBED BELOW IN ACCORDANCE WITH REG 232.304 OF REGULATION S-T:

THE GRAPH DEPICTS THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE  VERSUS THE S&P 500 AND VERSUS THE AVERAGE OF
THE FUNDS IN MORNINGSTAR'S GROWTH AND INCOME CATEGORY.
THE EQUITY PLUS' AVERAGE ANNUAL RETURN WAS 21.41% FOR THE ONE YEAR PERIOD, 23.47% THE THREE YEAR PERIOD, 18.50% FOR THE PERIOD
SINCE INCEPTION. THE AVERAGE ANNUAL RETURN OF THE S&P 500 WAS 19.84%
FOR THE ONE YEAR PERIOD, 22.31% FOR THE THREE YEAR PERIOD, 16.88% FOR THE PERIOD FROM INCEPTION. THE AVERAGE ANNUAL
RETURN OF THE AVERAGE OF THE FUNDS IN MORNINGSTAR'S GROWTH AND INCOME
CATEGORY WAS 16.10% FOR THE ONE YEAR PERIOD, 18.35% FOR THE THREE YEAR PERIOD, AND 14.87% FOR THE FIVE YEAR AND SINCE INCEPTION RETURNS.
FROM INCEPTION THROUGH MARCH 31, 1997, AN INVESTMENT
OF $10,000 IN THE EQUITY PLUS WOULD HAVE GROWN TO $22,411, VERSUS
$20,988 IN ITS BENCHMARK, AND $19,320 OF THE AVERAGE OF THE FUNDS IN MORNINGSTAR'S GROWTH AND INCOME CATEGORY.


	The S&P 500 index return was produced by strong corporate earnings rather than by falling interest rates in the year ending March 31, 1997. Corporate earnings were approximately 15% higher in the year ending December 1996 over a year earlier. First quarter 1997 earnings were also generally strong, in many cases exceeding analysts' expectations. The growth in corporate earnings, combined with low unemployment rates, caused some concern that the U.S. economy is growing too fast and this led to moderately rising interest rates due to increased fears of inflation. The thirty-year U.S. Treasury bond yield rose from 6.66% in March 1996 to 7.09% in March 1997. Rising interest rates in turn produced several small sell-offs in the stock market, resulting in declines in the S&P 500 Index in three out of the last twelve months. It is by no means clear that inflation is on the rise however, and much of the gain in corporate earnings can be explained by the high levels of productive investment made by corporations during this economic expansion.
	The strategy employed by the Equity Plus Fund to achieve its goal of providing a return in excess of the S&P 500 index has two components.
 The Fund uses equity index futures contracts to track the S&P 500 index, and it uses a hedged bond portfolio to provide income to cover the operating costs of the fund as well as the financing costs of the equity index futures contracts. Equity index futures contracts are available with different maturity dates. Because the fund controls when it sells one equity futures contract and buys a new one, it can take advantage of times when one futures contract is cheap relative to another. Approximately 0.30% of the Fund's return in excess of its benchmark for the year ending March
1997 was due to purchasing equity index futures at favorable prices relative to the price of the contracts sold.

	U.S. Government agency mortgage securities produced excellent hedged returns in the year ended March 31, 1997, and the Equity Plus
Fund was able to take advantage of this performance to generate the rest of the Fund's excess return over the S&P 500 index. One factor explaining the superior performance by mortgages was a decline in interest rate volatility. Mortgage buyers demand a yield premium when they purchase mortgage bonds against the risk that interest rates will move in an unfavorable direction. Because interest rate volatility measures the likelihood of changes in the level of interest rates, when volatility falls mortgage buyers demand a smaller premium and consequently the yield on mortgages falls relative to the yield on U.S. Treasury securities. The Equity Plus Fund held approximately 60% of its assets in adjustable-rate mortgages during the year ended on March 31, 1997, and about 20% in fixed-rate mortgages. The remaining assets were invested in U.S. Treasury Bills.


SMITH BREEDEN EQUITY PLUS FUND
SCHEDULE OF INVESTMENTS		MARCH 31, 1997

		                                                       Market
Face Amount	Security	                                       Value

		U.S. GOVERNMENT & AGENCY OBLIGATIONS - 121.45%
		FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.92% *
		FHLMC:
$983,120 	7.50%, due (a) ...................................     $963,150
 103,239	9.50%, due 7/1/02 ................................	106,178

		TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
		(Cost $1,090,669)				      1,069,328
		FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.94% *
		FNMA:
 110,165	12.50%, due 9/1/12 ..............................	126,541
 104,722	13.50%, due 11/1/14 to 1/1/15 ..................	120,635
		FNMA ARM:
 660,968	7.753%, due 9/1/18..............................	689,968
		TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
			(Cost $916,731)					937,144

		GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 66.09% *
		GNMA ARM:
2,020,000	5.00%, due 3/20/27 ...........................	      1,953,136
1,990,000	5.50%, due (a) ...............................	      1,944,294
2,632,161	6.50%, due 2/20/16 to 10/20/26 ...............	      2,676,380
2,295,509	7.125%, due 4/20/16 to 9/20/22 ...............	      2,353,002
		TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
			(Cost $8,904,340)			      8,926,812

		U.S. GOVERNMENT OBLIGATIONS - 40.50%
		U.S. TREASURY BILL **
   20,000	5.38%, due 5/29/97 .............................	 19,832
1,000,000	5.05%, due 5/29/97 .............................	991,622
  600,000	4.94%, due 5/29/97*** ..........................	594,973
2,000,000	5.12%, due 5/29/97 .............................      1,983,244
  600,000	5.08%, due 5/29/97 .............................	594,973
  700,000	5.06%, due 5/29/97 .............................	694,136
  500,000	5.02%, due 5/29/97 .............................	495,812
  100,000	5.21%, due 11/13/97*** .........................	 96,566
		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $5,472,482)   5,471,158
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
			(Cost $16,384,222)			     16,404,442

Contracts	OPTION CONTRACTS - 0.13%
 3		Call on 5 Year US Treasury Note futures, expires 5/97,
			strike price $110				     47
37		Put on 5 Year US Treasury Note futures, expires 5/97,
			strike price $104				 17,922
		TOTAL OPTION CONTRACTS (Cost $10,196) ................	 17,969
		TOTAL INVESTMENTS (Cost $16,394,418) - 121.58% ....  16,422,411

		CASH AND OTHER ASSETS LESS LIABILITIES - (21.58%)    (2,915,034)

		NET ASSETS - 100.00% ........................	    $13,507,377


* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage loans. As a result, the average life may be substantially less than the original maturity. The interest rate shown in the rate in effect at March 31, 1997. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.
** The interest rate shown is the discount rate paid at the time of purchase by the Fund.
***  Security is segregated as collateral.
(a)   To be Announced
Portfolio Abbreviations:
ARM         -  Adjustable-Rate Mortgage
FHLMC       -  Federal Home Loan Mortgage Corporation
FNMA        -  Federal National Mortgage Association
GNMA        -  Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.



SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
31-Mar-97



ASSETS:
   Investments at market value (identified cost $16,394,418)
	(Note 1)						    $16,422,411
   Cash........................................................		 62,780
   Receivables:
      Subscriptions............................................		180,877
      Interest.................................................		 53,648
      Maturities...............................................		  2,590
      Securities sold.........................................	      2,925,313
   Deferred organization expenses (Note 1)...................		  6,796
        TOTAL ASSETS..........................................	     19,654,415

LIABILITIES:
   Variation margin on futures contracts (Note 2)..............		192,294
   Payables:
     Redemptions ..............................................		 50,041
     Securities purchased......................................	      5,876,144
   Due to adviser (Note 3).....................................		  8,343
   Accrued expenses.............................................	 20,216
        TOTAL LIABILITIES.........................................    6,147,038

NET ASSETS:
   (Applicable to outstanding shares of 1,075,509; unlimited number of shares
      of beneficial interest authorized; no stated par).......	    $13,507,377

   Net asset value, offering price and redemption
      price per share ($13,507,377/ 1,075,509)................	 	 $12.56

SOURCE OF NET ASSETS:
   Paid in capital.............................................	    $13,094,357
   Undistributed net investment income..........................	 36,234
   Accumulated net realized gain on investments.................	865,097
   Net unrealized depreciation of investments...................       (488,311)
        NET ASSETS............................................	    $13,507,377



The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997


INVESTMENT INCOME:
    Interest and discount earned, net of premium amortization
	(Note 1)......						       $473,488

EXPENSES:
    Advisory fees (Note 3)...........................................	 53,341
    Accounting and pricing services fees...........................	 25,141
    Custodian fees.................................................	 13,067
    Audit and tax preparation fees....................................	 10,250
    Legal fees.......................................................	  2,799
    Amortization of organization expenses (Note 1)..........		 27,791
    Transfer agent fees..............................................	 29,506
    Registration fees...............................................	 27,132
    Trustees fees and expenses...................................	  3,751
    Insurance expense....................................		  6,549
    Other..............................................................	     40
        TOTAL EXPENSES BEFORE REIMBURSEMENT............			199,367
        Expenses reimbursed by Adviser (Note 3)....................... (131,965)
        NET EXPENSES................................................     67,402
        NET INVESTMENT INCOME.......................................	406,086

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments...............................   1,374,343
    Change in unrealized appreciation (depreciation) of investments    (526,585)
    Net realized and unrealized gain on investments................	847,758
    Net increase in net assets resulting from operations.........    $1,253,844



The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN EQUITY PLUS FUND
STATEMENTS OF CHANGES IN NET ASSETS



	 					Year Ended 	 Year Ended
						March 31, 1997	 March 31, 1996
OPERATIONS:
   Net investment income.......................	      $406,086 	       $171,628
   Net realized gain on investments...............   1,374,343	        709,594
   Change in unrealized appreciation (depreciation)
	of investments.....			      (526,585)		(66,654)
   Net increase in net assets resulting from
	operations..................		     1,253,844		814,568

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income..........     (382,446)	       (159,034)
   Distributions from net realized gains on
	investments............			      (808,371)	       (371,974)
   Total distributions........................	    (1,190,817)	       (531,008)

CAPITAL SHARE TRANSACTIONS:
   Shares sold................................	     8,844,701	      2,256,010
   Shares issued on reinvestment of distributions    1,125,870		502,798
   Shares redeemed..........................	    (1,292,755)	       (383,180)
   Increase in net assets resulting from capital
	share transactions (a)			     8,677,816	      2,375,628
       TOTAL INCREASE IN NET ASSETS.....	     8,740,843	      2,659,188

NET ASSETS:
   Beginning of year..........................	     4,766,534	      2,107,346
   End of year.................................	   $13,507,377 	     $4,766,534

(a)  Transactions in capital shares were as follows:
        Shares sold...........................	       695,525	        183,531
        Shares issued on reinvestment of distributions  93,492	         42,520
        Shares redeemed........................	      (102,037)		(32,004)
        Net increase...........................	       686,980	        194,047
        Beginning balance .....................	       388,529	        194,482
        Ending balance........................	     1,075,509	        388,529




The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN EQUITY PLUS FUND
FINANCIAL HIGHLIGHTS

The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.


                                                          	      Year	   Year	         Year 	      Year 	  Period
                                                               	Ended	   Ended	Ended	      Ended	  Ended
	                                                             31-Mar-97	  31-Mar-96	31-Mar-95   31-Mar-94	31-Mar-93*
Net Asset Value, Beginning of Period...........................$12.27 	    $10.84        $9.88       $10.85     $10.00
  Income From Investment Operations
  Net investment income......................................... 0.592	      0.615	   0.568	0.476	    0.355
  Net realized and unrealized gain (loss) on investments.........1.813       2.768	   1.081       (0.216)	    1.281
      Total from investment operations.......................... 2.405	      3.383	   1.649	0.26	    1.636

  Less Distributions
  Dividends from net investment income.......................... (0.59)	     (0.583)	  (0.568)      (0.472)	    (0.311)
  Dividends in excess of net investment income..................   -	           -	   0.001           -	       -
  Distributions from net realized gains on investments.........	 (1.525)      (1.37)	  (0.047)      (0.701)	     (0.42)
  Distributions in excess of net realized gains on investments.	    -	         -	  (0.073)      (0.057)	     (0.055)
      Total distributions........................................(2.115)      (1.953)	  (0.689)      (1.23)	     (0.786)

Net Asset Value, End of Period..............................	$12.56 	     $12.27 	 $10.84        $9.88 	     $10.85

Total Return.................................................... 21.41%	      32.30%	  17.18%	2.19%	      22.59%**

Ratios/Supplemental Data
  Net assets, end of period................................  $13,507,377   $4,766,534  $2,107,346   $1,760,519      $903,846
  Ratio of expenses to average net assets <F1>.................	 0.88%	       0.90%	  0.90%	       0.90%	       0.57%**
  Ratio of net investment income to average net assets <F2>.......5.30%	       5.53%	  7.44%	       8.02%	       5.28%**
  Portfolio turnover rate.........................................182%	       107%	   120%	        119%	        271%

<F1>
The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 2.60%, 4.58%,
7.75%, 7.08%, and 28.48% for the years ended March 31, 1997, March 31, 1996, March 31, 1995, March 31, 1994, and the period ended
March 31, 1993, respectively.

<F2> The annualized ratio of net investment income to average net assets prior to reimbursement of expenses by the Adviser was
3.58%, 1.85%, 0.59%, 1.84%, and (22.63%) for the years ended March 31, 1997, March 31, 1996, March 31, 1995, March 31, 1994,
and the period ended March 31, 1993, respectively.

*    Commenced operations June 30, 1992.
**   Annualized

The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN EQUITY PLUS FUND
NOTES TO FINANCIAL STATEMENTS



1.	SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Equity Plus Fund (the "Fund") is a series of the Smith Breeden Trust (the "Trust"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund.

A.	Security Valuation:  Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B.	Distributions and Taxes:  Dividends to shareholders are
recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1997, the Fund had no net capital loss carryforward.

C.	Repurchase Agreements:  The Fund may enter into
repurchase agreements with member banks of the Federal Reserve
System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of these securities which collateralize the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

D.	Reverse Repurchase Agreements:  A reverse repurchase
agreement involves the sale by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund will maintain a segregated account with its custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


NOTES TO FINANCIAL STATEMENTS (cont.)


E.	Determination Of Gains Or Losses On Sales Of
Securities: Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

F.	Deferred Organization Expenses:  Deferred organization
expenses are being amortized on a straight-line basis over five years.

G.	Securities Transactions and Investment Income:  Interest
income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.


2.	FINANCIAL INSTRUMENTS

A.	Derivative Financial Instruments Held or Issued for
Purposes other than Trading: The Fund uses interest rate futures contracts for risk management purposes in order to manage the Fund's interest-rate risk relative to its benchmark. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts involve costs and may result in losses. The effective use of futures strategies depends on the Fund's ability to terminate futures positions at times when the Fund's investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.


NOTES TO FINANCIAL STATEMENTS (cont.)


The Fund had the following open futures contracts as of March 31, 1997:


Type             	 Notional     Position	 Expiration     Unrealized
                     Amount	              Month	         Gain/(Loss)
3 Month Eurodollar $18,000,000	  Long     June, 1997       $(6,781)
3 Month Eurodollar	  9,000,000	  Short	   March, 1998	       8,297
3 Month Eurodollar	  9,000,000	  Short	   September, 1998	   2,210
3 Month Eurodollar	 13,000,000	  Short	   March, 1999       	9,692
3 Month Eurodollar	  9,000,000	  Short	   September, 1999	     584
3 Month Eurodollar	 12,000,000	  Short	   March, 2000	       8,322
3 Month Eurodollar	  1,000,000	  Short	   June, 2000	        1,845
3 Month Eurodollar	 10,000,000	  Short	   September, 2000	  10,705
3 Month Eurodollar	 13,000,000	  Short	   March, 2001	      10,016
10 Year Treasury	      400,000	           Short	June, 1997	  5,982
			                           Total                        $50,872

B.	Derivative Financial Instruments Held or Issued for
Trading Purposes:

The Fund invests in futures contracts on the S&P 500 Index and New York Stock Exchange Index whose returns are expected to track movements in the S&P 500 Index and New York Stock Exchange
Index.

The Fund had the following open futures contracts on the S&P 500 and New York Stock Exchange Indices as of March 31, 1997:


Type	Notional      Position	Expiration	    Unrealized
	Amount			  Month		     Gain/Loss
S&P 500	$10,599,680	Long	June, 1997	     $(423,940)
S&P 500	2,271,360	Long	September, 1997	      (134,280)
NYSE	  199,275	Long	June, 1997	        (8,956)
			           Total	     $(567,176)

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1997 was $691,539.

3.	INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. As compensation for these services, the Fund pays the


NOTES TO FINANCIAL STATEMENTS (cont.)


Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to reduce or otherwise limit the expenses of the Fund to 0.88% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion, except that the Adviser has agreed to limit expenses of the Fund to 0.88% through March 31, 1997. For the year ended March 31, 1997, the Adviser received fees of $53,341 and reimbursed the Fund $131,965.

Effective August 1, 1994, the Fund adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons.

The Plan provides for payments by the Adviser, out of its advisory fee paid to it by the Fund, to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets subject to the authority of the Trustees of the Fund to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Fund are also officers and directors of the Adviser.

4.	INVESTMENT TRANSACTIONS
During the year-ended March 31, 1997, purchases and proceeds from sales of securities, other than short-term investments, aggregated $19,129,765 and $11,798,195, respectively. The cost of securities for federal income tax purposes is $16,394,418. Net unrealized depreciation of investments and futures contracts consists of:

		Gross unrealized appreciation	$    81,061
		Gross unrealized depreciation	   (569,372)
		Net unrealized depreciation	 $ (488,311)


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Smith Breeden Equity Plus Fund of the Smith Breeden Series Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Equity
Plus Fund of the Smith Breeden Series Trust as of March 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period June 30, 1992 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Equity Plus Fund of the Smith Breeden Series Trust as of March 31, 1997, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 12, 1997




BOARD OF TRUSTEES

Douglas T. Breeden
Michael J. Giarla
Stephen M. Schaefer
Myron S. Scholes
William E. Sharpe

OFFICERS

PRESIDENT

Michael J. Giarla

VICE PRESIDENTS

Daniel C. Dektar (Smith Breeden Series Fund)
John B. Sprow	 (Smith Breeden Trust)

TREASURER AND SECRETARY

Marianthe S. Mewkill

INVESTMENT ADVISER

Smith Breeden Associates, Inc.
100 Europa Drive
Suite 200
Chapel Hill NC
27514

TRANSFER AGENT AND DIVIDEND PAYING AGENT

FPS Services, Inc.
3200 Horizon Drive
PO Box 61503
King of Prussia PA 19406-0903


DISTRIBUTOR

FPS Broker Services, INc.
3200 Horizon Drive
PO Box 61503
King of Prussia, PA
19406-0903




CUSTODIAN

Bank of New York
48 Wall Street
New York, New York
10286



INDEPENDENT AUDITORS

Deloitte and Touche LLP
117 Campus Drive
Princeton, New Jersey
08540


For information about:

  Establishing an account
  Account Procedures
  Exchanges

Call 1-800-221-3137


For all other information about the Funds:

Call 1-800-221-3138